UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2015

DICERNA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36281	20-5993609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87 Cambridgepark Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 621-8097

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On Thursday, May 14, 2015, Dicerna Pharmaceuticals, Inc. (the Company) announced the expansion of its ongoing Phase 1 study of DCR-MYC to include a cohort of patients with pancreatic neuroendocrine tumors (PNETs) following early signs of clinical and metabolic response and tumor shrinkage in PNET patients. DCR-MYC is an investigational Dicer substrate short-interfering RNA (DsiRNA) therapeutic targeting the MYC oncogene and the first MYC-targeting short-interfering RNA (siRNA) to enter clinical trials. The ongoing Phase 1 study, initiated in April 2014, is a multi-center, dose-escalation trial designed to assess the safety and tolerability of DCR-MYC in patients with solid tumors, multiple myeloma or lymphoma who are refractory or unresponsive to standard therapies. The study is designed to identify the maximum tolerated dose (MTD), the pharmacokinetic profile, potential pharmacodynamic effects, and antitumor activity of DCR-MYC. Once the MTD is established, an expansion cohort will be opened to enroll patients with PNET. This multi-center expansion cohort will enroll up to 20 patients with low- to intermediate-grade PNET who have demonstrated disease progression after treatment with standard therapies. Preliminary safety, tolerability, clinical, and metabolic response data from the ongoing Phase 1 trial of DCR-MYC will also be presented at the 2015 American Society of Clinical Oncology Annual Meeting in Chicago during the Tumor Biology Oral Abstract Session on Monday, June 1, 2015.

Cautionary Note on Forward-Looking Statements

This Form 8-K includes forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Interim clinical data, including data relating to the Company’s DCR-MYC Phase 1 study, are preliminary and could differ materially from final clinical data. Moreover, Phase 1 clinical data may not be replicated in subsequent clinical trials and may fail to indicate whether a drug candidate is potentially approvable. Applicable risks and uncertainties include those relating to the Company’s preclinical research and clinical development and other risks identified under the heading “Risk Factors” included in our most recent Form 10-Q filing and in other future filings with the SEC. The forward-looking statements contained in this press release reflect the Company’s current views with respect to future events, and the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICERNA PHARMACEUTICALS, INC.

Date: May 14, 2015	By:	/s/ James E. Dentzer
James E. Dentzer
Chief Financial Officer